ATTORNEY JAMES VOLPI
                57 East Blue Heron Boulevard
                  Riviera Beach, FL 33404
                       (561) 844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: eSecureSoft Company
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, eSecureSoft Company (eSecure) as a separate company. They voted to issue to their shareholders one share of eSecure for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off eSecure was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. eSecure's core business was distribution of digital encryption software products and it was the Board's view that eSecure's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities
Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.  The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.  The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of eSecure shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi
                      ATTORNEY JAMES VOLPI
                 57 East Blue Heron Boulevard
                    Riviera Beach, FL 33404
                        (561) 844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: A Classified Ad, Inc.
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, A Classified Ad, Inc. (ACA) as a separate company. They voted to issue to their shareholders one share of ACA for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off ACA was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. ACA's core business was the marketing of online classified advertising and it was the Board's view that ACA's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.  The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.  The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of ACA shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi


                       ATTORNEY JAMES VOLPI
                   57 East Blue Heron Boulevard
                     Riviera Beach, FL 33404
                          (561) 844-5727

December 1, 2003

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: A Super Deal.com, Inc.
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December I, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, A Super Deal.com, Inc. (ASD) as a separate company. They voted to issue to their shareholders one share of ASD for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off ASD was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. ASD's core business was the marketing of guaranteed authentic, hand-signed sports memorabilia and it was the Board's view that ASD's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spm-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares:
2.   The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.   The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of ASD shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi


                        ATTORNEY JAMES VOLPI
                   57 East Blue Heron Boulevard
                      Riviera Beach, FL 33404
                          (561) 844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

Re: AAB National Company
Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, AAB National Company (AAB) as a separate company. They voted to issue to their shareholders one share of AAB for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off AAB was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. AAB's core business was the marketing of rights to the high school senior football all-star game and it was the Board's view that AAB's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.  The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.  The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of AAB shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi


                         ATTORNEY JAMES VOLPI
                     57 East Blue Heron Boulevard
                        Riviera Beach, FL 33404
                            (561) 844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: Pro Card Corporation
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries. Pro Card Corporation (Pro
Card) as a separate company. They voted to issue to their shareholders one share of Pro Card for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off Pro Card was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. Pro Card's core business was distribution of prepaid telephone card products and it was the Board's view that Pro Card's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.  The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.  The parent company has a valid business purpose for the spin-off; and
5. If the parent company spms-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of Pro Card shares to the-shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi

                          ATTORNEY JAMES VOLPI
                      57 East Blue Heron Boulevard
                        Riviera Beach, FL 33404
                            (561) 844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: USA Performance Products, Inc.
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, USA Performance Products, Inc. (USAPP) as a separate company. They voted to issue to their shareholders one share of USAPP for ever}' one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off USAPP was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. USAPP's core business was the manufacturing and distribution of paintball marker products and it was the Board's view that USAPP's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.   The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.   The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of USAPP shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi
                         ATTORNEY JAMES VOLPI
                     57 East Blue Heron Boulevard
                      Riviera Beach, FL 33404
                          (561)844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: USAS Digital Inc..
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, USAS Digital Inc. (USASD) as a separate company. They voted to issue to their shareholders one share of USASD for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off USASD was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. USASD's core business was distribution of digital compression software products and it was the Board's view that USASD's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.  The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.  The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of USASD shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi

                             ATTORNEY JAMES VOLPI
                        57 East Blue Heron Boulevard
                           Riviera Beach, FL 33404
                                (561)844-5727

February 28, 2005

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: Swap and Shop.net.Corp.
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, Swap and Shop.net Corp. (SAS) as a separate company. They voted to issue to their shareholders one share of SAS for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off SAS was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. SAS's core business was the marketing of an online sales distribution system and it was the Board's view that SAS's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.   The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.   The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of SAS shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result/the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi


                             ATTORNEY JAMES VOLPI
                        57 East Blue Heron Boulevard
                           Riviera Beach, FL 33404
                               (561) 844-5727

December 17, 2003

Florida Atlantic Stock Transfer, Inc. (FAST)
7130 Nob Hill Road
Tamarac, FL 33321

          Re: MyZipSoft, Inc.
          Issuance of common shares pursuant to spin-off

Dear Mr. Garcia:

On December 1, 2003, the Board of Directors of eCom eCom.com, Inc. (eCom) approved the spin-off of one of its subsidiaries, MyZipSoft, Inc. (MZS) as a separate company. They voted to issue to their shareholders one share of MZS for every one share of eCom owned with a record date to be announced. No fractional shares will be issued.

The decision to spin-off MZS was primarily due to eCom changing its business plan to allow the management of the subsidiary to focus on its primary market which is dissimilar from its other markets. MZS's core business was digital image compression software sales and it was the Board's view that MZS's growth has been constrained due to this company being so dissimilar.

Pursuant to Staff Legal Bulletin No. 4 issued September 16, 1997, the SEC has addressed the Division of Corporation Finance's views regarding whether the registration requirements of Section 5 of the Securities Act of 1933 applies to spin-offs. The Division has taken the view that the subsidiary does not have to register a spin-off under the Securities Act when it meets certain requirements.

1. The parent company's shareholders do not provide consideration for the spun-off shares;
2.   The spin-off is pro-rata to the parent company's shareholders;
3. The parent company provides adequate information about the spin-off and the subsidiary to its shareholders and to the trading markets;
4.   The parent company has a valid business purpose for the spin-off; and
5. If the parent company spins-off "restricted securities," it has held those securities for at least two years.

Based on my review of the transaction and ancillary documents and the representations of management of eCom eCom.com, Inc., I am of the opinion that the spin-off of MZS shares to the shareholders of eCom meets the above requirements and does not have to register the spin-off company under the Securities Act.

As a result, the common shares to be issued pursuant to the spin-off company may be issued without restriction except for affiliates of eCom furnished you under separate cover. In the issuing of this opinion, I am aware that FAST, company shareholders and broker-dealers may rely upon this opinion, and I hereby give my permission and consent to rely on and exhibit this opinion to those concerned.


Very truly yours,

/s/ James C. Volpi
James C. Volpi